                              ASSIGNMENT OF PATENTS

                  This Assignment of Patents (the "Assignment of Patents"), made and entered into as of the 26th day of December, 2000, is by and among Curative Health Services, Inc., formerly known as Curative Technologies, Inc., in turn formerly known as Curatech, Inc., a Minnesota corporation, CHS Services, Inc., a Delaware corporation (Curative Health Services, Inc. and CHS Services, Inc., together, the "Assignor"), and Cytomedix, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

                  Assignor and Assignee are parties to that certain Amended and Restated Asset Purchase Agreement effective as of October 12, 2000 (the "Asset Purchase Agreement"), pursuant to which Assignor has agreed to sell to Assignee and Assignee has agreed to buy certain assets from Assignor, including without limitation the Patents (as defined in the Asset Purchase Agreement). This Assignment of Patents is contemplated by Section 2.7(a)(v) of the Asset Purchase Agreement.

                  In accordance therewith, Assignor desires to transfer and assign to Assignee, and Assignee desires to accept the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under the Patents, including, without limitation, the domestic and foreign patents, domestic and foreign patent applications (pending or abandoned), and inventions and discoveries listed on Schedule A attached hereto and incorporated herein by reference.

                  NOW, THEREFORE, Assignor, for and in exchange for the payment of the purchase price set forth in the Asset Purchase Agreement, the receipt of which is hereby acknowledged, does hereby transfer and assign to Assignee, and Assignee hereby accepts the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under the Patents, including any and all inventions described therein, and in any and all continuations-in-part, continuations, divisions, substitutes, reissues, reexaminations and extensions thereof, and all other applications for letters patent relating thereto which have been or shall be filed in the United States or in any other jurisdiction, the same to be held and enjoyed by the said Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by the said Assignor had this Assignment of Patents not been made.

                 Assignor covenants and agrees that upon request by Assignee or its successors or assigns, Assignor or its successors or assigns shall, at the sole cost and expense of Assignor, do all other legal actions reasonably necessary to carry out the intent of this Assignment of Patents as well as provide such other material, information or assistance as Assignor or its successors or assigns may consider necessary.

                  [remainder of page intentionally left blank]




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



    [Curative Health Services, Inc. signature page of Assignment of Patents]


                  IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents as of the date first above written.

                              ASSIGNOR:
                              CURATIVE HEALTH SERVICES, INC.


                              By:   /s/ William C. Tella
                                   --------------------------------------------
                              Name: William C. Tella
                                   --------------------------------------------
                              Its:  Senior Vice President, Business Development
                                   --------------------------------------------



STATE OF  NEW YORK         )

COUNTY OF NEW YORK         )

                  On the 8th day of December in the year 2000 before me personally came William C. Tella to me known, who being by me duly sworn, did depose and say that he resides at 19 Mitchell Road, Fort Washington , NY 11050; that he is the Senior Vice President of Curative Health Services, Inc., a Minnesota corporation, the corporation described in and which executed the above instrument; and that he had the authority to sign his name thereto on behalf of said corporation.


                                                  /s/ Kathleen T. Casey
                                                  -----------------------------
                                                  Notary Public
                                                  [Stamp]


My Commission Expires:



January 27, 2002
---------------------------

          [CHS Services, Inc. signature page of Assignment of Patents]


                  IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents as of the date first above written.

                                          ASSIGNOR:
                                          CHS SERVICES, INC.


                                          By:   /s/ illegible
                                               ---------------------------------
                                          Name: John C. Prior
                                               ---------------------------------
                                          Its:  Vice President of Finance
                                               ---------------------------------



STATE OF  NEW YORK         )

COUNTY OF NEW YORK         )

                  On the 11th day of December in the year 2000 before me personally came John C. Prior to me known, who being by me duly sworn, did depose and say that he resides at 518 Avalon Court, Melville, NY 11747; that he is the Executive Vice President of CHS Services, Inc., a Delaware corporation, the corporation described in and which executed the above instrument; and that he had the authority to sign his name thereto on behalf of said corporation.



                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public
                                               [Stamp]


My Commission Expires:



August 22, 2001
---------------------------------

                                   SCHEDULE A

                                     PATENTS

                                    [omitted]




This schedule has been omitted from this report in accordance with Item 601 of Regulation S-K. The Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission a copy of this schedule upon request.










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